SE GLOBAL EQUITIES CORP.
(a development stage company)
(formerly Future Technologies, Inc.)

PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

DECEMBER 31, 2000

(Unaudited)

INTRODUCTION

PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

SE GLOBAL EQUITIES CORP. (a development stage company) (formerly Future Technologies, Inc.) PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY DECEMBER 31, 2000

(Unaudited)

INTRODUCTION

Effective February 21, 2001, Future Technologies, Inc. ("FTUT"), a Minnesota corporation issued 12,873,944 shares of restricted common stock to the shareholders of SE Global Equities, Inc. (a development stage company) ("SEG Cayman"), a Cayman Islands corporation, in exchange for all of the issued and outstanding shares of SEG Cayman. In connection with this transaction, FTUT changed its name to SE Global Equities Corp. ("SEG Equities") effective April 23, 2001. Prior to this transaction, SEG Cayman was a majority owned subsidiary of Capital Alliance Group Inc. ("CAG"), a publicly traded British Columbia corporation listed on the CDNX.

This transaction will be accounted for as a recapitalization using accounting principles applicable to reverse acquisitions whereby the financial statements subsequent to the date of the transaction will be presented as a continuation of SEG Cayman. Under reverse acquisition accounting, the value assigned to the common stock of consolidated SEG Equities on acquisition of SEG Cayman will be equal to the book value of the common stock of SEG Cayman plus the book value of the net assets of SEG Equities as at the date of the transaction.

The pro-forma consolidated statement of stockholders' equity has been prepared to reflect the statement of stockholders' equity of SEG Equities as at December 31, 2000 assuming the acquisition of SEG Cayman had occurred effective December 31, 2000.

The pro-forma consolidated statement of stockholders' equity is based on the following audited financial statements:

- SEG Equities (formerly FTUT) - as at September 30, 2000.

- SEG Cayman - as at December 31, 2000.

In addition, the financial statements of SEG Equities were adjusted in order to reflect the financial position of SEG Equities as at December 31, 2000.

This pro-forma consolidated statement of stockholders' equity should be read in conjunction with FTUT's September 30, 2000 audited financial statements as filed on Form 10-K.

SE GLOBAL EQUITIES CORP.
(a development stage company)
(formerly Future Technologies, Inc.)
PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

DECEMBER 31, 2000
(unaudited)						(expressed in United States dollars)
	SEG Equities 30-Sep-00	SEG Cayman 31-Dec-00				Pro-Forma Adjustments							Pro-Forma Consolidated SEG Equities 31-Dec-00
CAPITAL STOCK	$ 14,971	$ 1			(2)	(14,971)	(3)	1,279	(4)	3,764,225	(5)	(3,621,795)	$ 143,710
COMMON SHARE SUBSCRIPTIONS	-	2,418,086							(4)	(2,418,086)			-
ADDITIONAL PAID-IN CAPITAL	56,740	-			(2)	(56,740)					(5)	3,621,795	3,621,795
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	-	(2,915)											(2,915)
ACCUMULATED DEFICIT	(71,112)	(2,170,942)	(1)	680	(2)	70,432							(2,170,942)
	$ 599	$ 244,230											$ 1,591,648

The accompanying notes are an integral part of this pro-forma consolidated statement of stockholders' equity
SE GLOBAL EQUITIES CORP. (a development stage company) (formerly Future Technologies, Inc.) NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY DECEMBER 31, 2000

(Unaudited)

NOTE 1 - ACQUISITION

Effective February 21, 2001, SEG Equities (formerly FTUT) acquired 100 % of the issued and outstanding shares of SEG Cayman in exchange for 12,873,944 shares of restricted common stock of SEG Equities. As a result of this transaction, the former shareholders of SEG Cayman own 89.6% of SEG Equities (formerly FTUT) representing 12,873,944 of the 14,371,029 total issued and outstanding shares.

For purposes of this pro-forma consolidated statement of stockholders' equity, this acquisition has been accounted as a recapitalization using accounting principles applicable to reverse acquisitions whereby the value assigned to the common stock of consolidated SEG Equities on acquisition of SEG Cayman will be equal to the book value of the common stock of SEG Cayman plus the book value of the net assets of SEG Equities as at the date of the transaction.

The book value of SEG Equities' capital stock as at December 31, 2000 is calculated as follows:

SEG Cayman capital stock	$ 3,764,226
SEG Equities net assets	1,279

SEG Equities pro-forma capital stock	$ 3,765,505

SEG Equities pro-forma capital stock is made up as follows:

Capital stock	$ 143,710
Additional paid-in capital	3,621,795

$ 3,765,505

NOTE 2 - PRO-FORMA ADJUSTMENTS

  Amendment to accounting period

  The financial statements of SEG Equities have been adjusted as follows to reflect the change in accumulated deficit for the period from October 1, 2000 to December 31, 2000 so that the financial information of both SEG Equities and SEG Cayman is as at December 31, 2000.

SEG Equities

Accumulated deficit, September 30, 2000	$ (71,112)
Transactions for the period from October 1, 2000 to December 31, 2000	680

Accumulated deficit, December 31, 2000 (unaudited)	$ (70,432)

SE GLOBAL EQUITIES CORP. (a development stage company) (formerly Future Technologies, Inc.) NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY DECEMBER 31, 2000

  (Unaudited)

  NOTE 2 - PRO-FORMA ADJUSTMENTS (cont'd)

  Elimination of SEG Equities' stockholder's equity

  In accordance with reverse acquisition accounting, the financial statements subsequent to the date of the transaction will be presented as a continuation of SEG Cayman and as a result the stockholders' equity of SEG Equities has been eliminated as follows:

Total Elimination

SEG Equities share capital	$ 14,971
SEG Equities additional paid in capital	56,740
SEG Equities accumulated deficit	(70,432)

Book value of SEG Equities net assets	$ 1,279

  Record value assigned to SEG Equities under reverse merger accounting

  As at the date of the transaction, SEG Equities does not have any significant operations or assets and as a result the transaction will be accounted for as a recapitalization using accounting principles applicable to reverse acquisitions and accordingly, no goodwill is recorded and the value assigned to SEG Equities is equal to the book value of the net assets of SEG Equities as at the date of the transaction. As at February 21, 2001, the net book value of the net assets of SEG Equities is $1,279.

  Issuance of common shares of SEG Cayman

  Effective January 29, 2001, SEG Cayman issued 296,100,728 of its $HK 0.01 par value common shares which were subsequently acquired by SEG Equities as described in Note 1. The pro-forma consolidated statement of stockholders' equity reflects the issuance and acquisition of these shares effective December 31, 2000.

SEG Cayman Common Shares Issued	Issued on Conversion of:	Adjustment to Capital Stock	Adjustment to Additional Paid in Capital	Total Adjustment

269,999,998	Advances from CAG	$ 346,139	$ -	$ 346,139
7,692,308	Advances from CAG	9,862	990,138	1,000,000

		356,001	990,138	1,346,139
18,408,422	Common Share Subscriptions	23,599	2,394,487	2,418,086

		$ 379,600	$ 3,384,625	$ 3,764,225

SE GLOBAL EQUITIES CORP. (a development stage company) (formerly Future Technologies, Inc.) NOTES TO PRO-FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY DECEMBER 31, 2000

  (Unaudited)

  NOTE 2 - PRO-FORMA ADJUSTMENTS (cont'd)

  Restatement of share capital under reverse merger accounting

In accounting for this reverse merger, the legal share capital is that of SEG Equities (the legal parent) and the value of share capital is calculated as described in Note 1. Upon completion of this transaction, SEG Equities has 14,371,029 of its $US 0.01 par value common shares issued and outstanding which requires the following pro-forma adjustments.

	Capital Stock	Additional Paid in Capital	Total Share Capital

SEG Equities as at December 31, 2000	$ 14,971	$ 56,740	$ 71,711
SEG Cayman as at December 31, 2000	1	-	1
Pro-forma adjustment # 2	(14,971)	(56,740)	(71,711)
Pro-forma adjustment # 3	1,279	-	1,279
Pro-forma adjustment # 4	3,764,225	-	3,764,225
Pro-forma adjustment # 5, to reconcile	(3,621,795)	3,621,795	-

Pro-forma balance, December 31, 2000	$ 143,710	$ 3,621,795	$ 3,765,505